U.S. EQUITY FUNDS

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.

JPMorgan Mid Cap Value Fund

(All Share Classes)

Supplement dated January 25, 2013 to the Summary Prospectuses dated November 1, 2012

Effective as of the close of business on February 22, 2013, the JPMorgan Mid Cap Value Fund (the “Fund”) will be publicly offered on a limited basis and will not be generally available to new purchasers. As of that date, existing shareholders can still purchase additional shares, reinvest their dividends and exchange into the Fund from other J.P. Morgan Funds. In addition, certain group employer benefit plans, fee-based advisory programs and J.P. Morgan Funds will be able to continue to purchase Fund shares. (See the prospectus supplement dated January 25, 2013 for more information.)

Effective immediately, the first paragraph of each summary prospectus is deleted and replaced with the following:

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/fundsdocuments. You can also get this information at no cost by calling 1-800-480-4111 or by sending an e-mail request to Funds.Website.Support@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated November 1, 2012, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUS FOR FUTURE REFERENCE

SUP-SPRO-MCV-113